UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 2006

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                  11-3129361
------------------------  ------------------------   ---------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

       2102 SW 2ND STREET, POMPANO BEACH, FLORIDA              33069
       ------------------------------------------           ----------
         (Address of principal executive office)            (Zip Code)


                                 (954) 630-0900
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL  STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On August 17, 2006, the Executive Committee of the Board of Directors of DHB Industries Inc. (the "Company") concluded that the Company's previously issued consolidated financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and the related financial information for those periods and interim periods, should no longer be relied upon. The conclusion followed a recommendation of the Company's recently appointed financial management, supplied by AlixPartners, LLC, and a review of the pertinent facts.

         The Company continues to conduct an analysis of its historical information and records. Several professionals and advisors employed or retained by the Company have highlighted discrepancies with respect to the reasonableness of estimates and the accuracy of reported inventory, gross profit, and income levels in fiscal years 2003 and 2004. Further, the Company's management has concluded that at this time there is insufficient information in the Company's records to permit making a determination of the magnitude of the inaccuracies or the cumulative effect that any potential inaccuracies may have on the inventory, gross profit and net income values reported by the Company for these prior periods. The subsequent analysis could result in a restatement of the Company's financial statements for the fiscal years ended December 31, 2004 and 2003.

         In addition, in making its determination with regard to historical financial statements, the Executive Committee considered the conclusions of the Company's financial management that (i) the Company's existing internal controls over financial reporting do not provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (ii) the lack of historical records and the lack of documentation providing evidence of prior controls limits the Company's ability to substantiate the financial reports produced during the fiscal years 2003 and 2004.

         The Company continues its efforts to strengthen and enhance its internal control system and position itself to complete its financial statements and financial statement analysis. The Company is unable to predict at this time when it will be in the position to file all required current and historical financial statements with the Securities and Exchange Commission.

         Management has discussed the matters disclosed in this current report on Form 8-K with Rachlin Cohen & Holtz LLP, the Company's independent registered public accounting firm, and has notified Weiser LLP, the Company's former independent registered public accounting firm, with regard to these matters.

         A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.
     (d)  Exhibits
         99.1     Press Release, dated August 18, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DHB INDUSTRIES, INC.



                                         By: /s/ LARRY ELLIS
                                            ----------------
                                            Larry Ellis, CEO

Dated:  August 18, 2006




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                                  EXHIBIT INDEX


                  99.1      Press Release, August 18, 2006.






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